Exhibit 99.1

Nomadar Enters into Definitive Agreement to Acquire Majority Interest in Fox Soccer Academy

Transaction Strengthens Nomadar’s International Soccer Development Platform Across the U.S., Spain, U.K. and Europe

Marshall, Texas, September 14, 2026 — Nomadar Corp. (“Nomadar” or the “Company”) (NASDAQ: NOMA), a Nasdaq-listed global sports, tourism, technology, and experiential infrastructure company, today announced that it has signed a definitive agreement to acquire a majority interest in Fox Soccer Academy (“FSA”), a leading international youth soccer organization co-founded by former Premier League champion Christian Fuchs and sports executive Raluca Gold-Fuchs. Fox Soccer Academy operates across key markets in the United States, including New York and North Carolina, as well as in the United Kingdom and Austria. The academy serves approximately 2,100 players across its network and has developed a structured youth soccer platform focused on competitive player development, elite coaching standards and international exposure.

The acquisition is expected to be completed in the coming weeks, subject to customary closing conditions, completion of remaining corporate and transaction structure matters, and final closing deliverables.

The definitive agreement follows the strategic framework agreement previously announced by Nomadar and Fox Soccer Academy on May 6, 2026, and reflects the work carried out by both organizations over recent months. Since the signing of that initial strategic agreement, Nomadar and FSA have completed a comprehensive due diligence process covering FSA’s operating structure, player development programs, international footprint, coaching methodology, commercial model and potential integration opportunities with Nomadar’s global sports development ecosystem.

Following completion of the transaction, Christian Fuchs and Raluca Gold-Fuchs will remain as partners in Fox Soccer Academy and will continue to play an active role in the development, expansion and long-term strategy of the academy alongside Nomadar.

Founded by Christian Fuchs, a 2016 English Premier League champion with Leicester City FC, and Raluca Gold-Fuchs, Fox Soccer Academy offers programs for boys and girls across multiple age groups, including youth academy training, camps, clinics, showcase events, international development programs and football-and-education pathways. Its model combines a Premier League-inspired curriculum with technical, tactical, physical and personal development, supported by licensed coaches and a long-term approach to player progression.

The acquisition expands Nomadar’s presence in the United States, where the Company has been working for the past two years with North American players through international development initiatives connecting the U.S. market with Spain and Cádiz Club de Fútbol, a professional football club within the LaLiga ecosystem. Through Cádiz CF, Nomadar has developed a professional club anchor for its international High Performance Training (“HPT”) programs, providing a structured pathway for young players with professional aspirations.

By adding Fox Soccer Academy to its platform, Nomadar strengthens its position in the U.S. through FSA’s presence in New York and North Carolina, while also expanding its European reach through FSA’s operations in the United Kingdom and Austria. The transaction enhances Nomadar’s ability to connect players, families, coaches and clubs across the United States, Spain, the United Kingdom and continental Europe through a more integrated international soccer development model.

The transaction also brings together complementary methodologies from two of the world’s leading football cultures: the Premier League-inspired development curriculum of Fox Soccer Academy and the Spanish football methodology represented through Nomadar’s HPT platform, Cádiz CF and LaLiga. With Spain currently recognized as the reigning FIFA World Cup champion, Nomadar believes the combination of elite English and Spanish football development approaches creates a differentiated platform for youth development, performance training, international programs and sports tourism.

“The signing of this definitive agreement marks a very important step in Nomadar’s international expansion strategy,” said Joaquín Martín, CEO of Nomadar. “Fox Soccer Academy brings a recognized international footprint, a strong development methodology and an operating presence in markets that are strategically important for Nomadar. This transaction continues the progress Nomadar has already been building between the United States and Spain, with Cádiz CF as a professional club anchor and HPT as a methodology designed to support international player development.”

“Fox Soccer Academy was created to give young players access to a professional development environment, strong coaching standards and international opportunities,” said Christian Fuchs, co-founder of Fox Soccer Academy and Premier League champion with Leicester City FC. “Remaining as partners alongside Nomadar allows us to expand that vision while continuing to support the academy’s identity, methodology and long-term development.”

“Over the years, we have built Fox Soccer Academy with a clear focus on structure, quality and long-term player development,” said Raluca Gold-Fuchs, co-founder and General Manager of Fox Soccer Academy. “Nomadar brings international reach, operational resources and a complementary methodology, as well as a direct connection to a professional club environment through Cádiz CF and LaLiga. That pathway can create meaningful development opportunities for young players while helping FSA grow without losing its identity and values.”

Christian Fuchs has built FSA around a player-centered development philosophy shaped by his professional experience in European football, Major League Soccer and international competition. Raluca Gold-Fuchs has played a central role in the academy’s international growth, operating structure and long-term development strategy.

The acquisition supports Nomadar’s broader objective of building an interconnected international platform for youth soccer, high-performance training, digital education, tournaments, international player programs and sports tourism. Nomadar will continue working with FSA’s leadership and technical teams to preserve the academy’s identity while expanding its reach, programs and integration with Nomadar’s existing assets and international partnerships.

About Nomadar Corp.

Nomadar Corp. is a Nasdaq-listed company operating at the intersection of sports, tourism, technology, health and experiential infrastructure. The Company develops and operates platforms designed to connect global audiences through high-performance training, youth development, digital education, international programs, sports tourism and large-scale experiential projects.

About Fox Soccer Academy

Fox Soccer Academy is an international youth soccer organization co-founded by Christian Fuchs, a former Premier League champion with Leicester City FC, and Raluca Gold-Fuchs. The academy operates across the United States, the United Kingdom and Austria, providing structured development programs, camps, clinics, showcase events and international pathways for youth players. FSA’s model combines elite coaching standards, a Premier League-inspired curriculum and a long-term approach to player and personal development.

Safe Harbor Statement

This Press Release includes “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. This forward-looking information relates to future events or future performance of Nomadar and reflects management’s expectations and projections regarding Nomadar’s growth, results of operations, performance, and business prospects and opportunities, including but not limited to statements regarding Fox Soccer Academy acquisition . Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “aim”, “seek”, “is/are likely to”, “believe”, “estimate”, “predict”, “potential”, “continue” or the negative of these terms or other comparable terminology intended to identify forward-looking statements. Forward-looking statements are based on certain assumptions and analyses made by the management of Nomadar in light of its experience and understanding of historical trends and current conditions and other factors management believes are appropriate to consider, which are subject to risks and uncertainties. Although Nomadar’s management believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect, and actual results may vary materially from the forward-looking information presented. Given these risks and uncertainties underlying the assumptions made, prospective purchasers of Nomadar’s securities should not place undue reliance on these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by applicable law, Nomadar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors and to assess in advance the impact of each such factor on Nomadar’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Potential investors should read this document with the understanding that Nomadar’s actual future results may be materially different from what is currently anticipated. The Company cautions investors that actual results may differ materially from those anticipated and encourages investors to review other factors that may affect its future results in the Company´s filings with the SEC, available at www.sec.gov. Further descriptions of these risks and uncertainties can be found in the Company’s most recent Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2026, and in subsequent filings with and submissions to, the SEC, as the same may be amended and supplemented from time to time, which are available at www.sec.gov. Except as otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events, or circumstances or otherwise.

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